UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2012

EQUITY RESIDENTIAL
ERP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Maryland (Equity Residential)	1-12252 (Equity Residential)	13-3675988 (Equity Residential)
Illinois (ERP Operating Limited Partnership)	0-24920 (ERP Operating Limited Partnership)	36-3894853 (ERP Operating Limited Partnership)
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two North Riverside Plaza Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (312) 474-1300

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Equity Residential (the "Company") and ERP Operating Limited Partnership (the "Operating Partnership") are re-issuing in an updated format their historical financial statements to satisfy SEC requirements as they relate to discontinued operations.

The results of operations of the Company’s and the Operating Partnership's consolidated properties that were sold during the first three months of 2012 were reported as a component of discontinued operations for each period presented (including the comparable period of the prior year) in the Company’s and the Operating Partnership's first quarter 2012 quarterly report on Form 10-Q filed with the SEC on May 3, 2012. Under SEC requirements, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years shown in the Company’s and the Operating Partnership's most recent annual report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the sale date.

The aforementioned reclassification has no effect on the Company’s and the Operating Partnership's previously reported net income, net income available to Common Shares/Units, funds from operations (“FFO”), FFO available to Common Shares and Units / Units, normalized funds from operations (“Normalized FFO”) or Normalized FFO available to Common Shares and Units / Units.

This report on Form 8-K updates Items 6, 7, 8 and 15 (Exhibit 12 only) of the Company’s and the Operating Partnership's annual report on Form 10-K for the year ended December 31, 2011 to reclassify those properties sold during the first three months of 2012 as a component of discontinued operations for each period presented in the annual report. Exhibit 12 also reflects certain interim information for the quarters ended March 31, 2012 and 2011, respectively. All other items of the Company’s and the Operating Partnership's Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K except to the extent expressly provided above.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit
12	Computation of Ratio of Earnings to Combined Fixed Charges
23.1	Consent of Independent Registered Public Accounting Firm - Equity Residential
23.2	Consent of Independent Registered Public Accounting Firm - ERP Operating Limited Partnership
99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data
101
XBRL (Extensible Business Reporting Language). The following materials from Equity Residential's and ERP Operating Limited Partnership's Form 8-K updating their Annual Report on Form 10-K for the year ended December 31, 2011, formatted in XBRL: (i) consolidated balance sheets, (ii) consolidated statements of operations, (iii) consolidated statements of cash flows, (iv) consolidated statements of changes in equity (Equity Residential), (v) consolidated statements of changes in capital (ERP Operating Limited Partnership) and (vi) notes to consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date:	June 13, 2012	By:	/s/ Mark J. Parrell
		Name:	Mark J. Parrell
		Its:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date:	June 13, 2012	By:	/s/ Ian S. Kaufman
		Name:	Ian S. Kaufman
		Its:	Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

ERP OPERATING LIMITED PARTNERSHIP
BY: EQUITY RESIDENTIAL
ITS GENERAL PARTNER

Date:	June 13, 2012	By:	/s/ Mark J. Parrell
		Name:	Mark J. Parrell
		Its:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date:	June 13, 2012	By:	/s/ Ian S. Kaufman
		Name:	Ian S. Kaufman
		Its:	Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
12	Computation of Ratio of Earnings to Combined Fixed Charges
23.1	Consent of Independent Registered Public Accounting Firm - Equity Residential
23.2	Consent of Independent Registered Public Accounting Firm - ERP Operating Limited Partnership
99.1	Form 10-K, Item 6. Selected Financial Data
Form 10-K, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Form 10-K, Item 8. Financial Statements and Supplementary Data
101
XBRL (Extensible Business Reporting Language). The following materials from Equity Residential's and ERP Operating Limited Partnership's Form 8-K updating their Annual Report on Form 10-K for the year ended December 31, 2011, formatted in XBRL: (i) consolidated balance sheets, (ii) consolidated statements of operations, (iii) consolidated statements of cash flows, (iv) consolidated statements of changes in equity (Equity Residential), (v) consolidated statements of changes in capital (ERP Operating Limited Partnership) and (vi) notes to consolidated financial statements.

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